Exhibit 10.50

AMENDMENT TO
NON-COMPETE AGREEMENT

This AMENDMENT TO NON-COMPETE AGREEMENT (this “Amendment”) is made and entered into on 15 August, 2012 by and among:

1.                                       VODone Limited (“VODone”), a company incorporated under the Laws of Bermuda, and

2.                                       China Mobile Games and Entertainment Group Limited (the “Company”), a company incorporated under the Laws of the Cayman Islands.

Each of the parties listed above is referred to herein individually as a “Party” and collectively as the “Parties”.

RECITALS

A.                                   The Parties hereto have previously entered into that certain Non-Compete Agreement, dated October 21, 2011 (the “Non-Compete Agreement”).

B.                                     The Parties hereto desire to amend the Non-Compete Agreement to revise certain rights and obligations of each Party therein.

C.                                     The Parties hereto constitute all of the parties to the Non-Compete Agreement.

WITNESSETH

NOW, THEREFORE, in consideration of the foregoing recitals, the mutual promises hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties intending to be legally bound hereto hereby agree as follows:

SECTION 1.                              AMENDMENTS

1.1                                 The Non-Compete Agreement shall be amended in the preamble by (i) deleting “in initial public offering of” and replacing it with “listing” and (ii) deleting each instance of “IPO” and replacing it with “Listing.”

1.2                                 The Non-Compete Agreement shall be amended in Section 4 by deleting each instance of “closing of the IPO” and replacing it with “Listing.”

SECTION 2.                              EFFECT OF AMENDMENT

2.1                                 Except as expressly amended hereby, all of the terms and provisions of the Non-Compete Agreement shall remain in full force and effect.

2.2                                 On and after the date of this Amendment, each reference in the Non-Compete Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import, and each reference to the Non-Compete Agreement by “thereunder”, “thereof” or words of like import in any document, shall mean and be a reference to the Non-Compete Agreement, as amended by this Amendment.

SECTION 3.                              GOVERNING LAW

3.1                                 The provisions of Sections 5 through 13, inclusive, of the Non-Compete Agreement shall apply to this Amendment mutatis mutandis as if set out in full herein.

SECTION 4.                              MISCELLANEOUS.

4.1                                 Capitalized terms used in this Amendment without definition have the meanings assigned to them in the Non-Compete Agreement.

4.2                                 This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile and e-mailed copies of signatures shall be deemed to be originals for purposes of the effectiveness of this Amendment.

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IN WITNESS WHEREOF the Parties hereto have caused their duly authorized representatives to execute this Amendment as of the first date written above.

CHINA MOBILE GAMES AND ENTERTAINMENT GROUP LIMITED

By:	/s/ Hendrick Sin
Name: Hendrick Sin
Title: Director

VODONE LIMITED

By:	/s/ Hendrick Sin
Name: Hendrick Sin
Title: Director

Signature Page